Exhibit 99.1

Vision Sensing Acquisition Corp. Announces Definitive Agreement and Plan of Merger with Mediforum Co., Ltd

The Combined Company Is Expected To Trade On Nasdaq Post-Closing Under A New Ticker Symbol

●	Mediforum is a leading biotechnology company in Korea that focuses on researching and developing ethical drugs and diagnostic reagents, and strategic application products primarily derived from natural material i.e., Korean and oriental traditional medicine to ensure safety and efficacy.

●	Mediforum has been principally involved in drug development with two pipeline drugs: PM012 for Alzheimer’s Disease (AD); and MF018 for Chemotherapy-Induced Peripheral Neuropathy (CIPN), both currently are in Phase 2b and Phase 2 clinical trials in Korea, respectively.

●	Vision Sensing Acquisition Corp. (“VSAC”) is a NASDAQ listed special purpose acquisition company trading under the ticker symbol “VSAC.”

●	Mediforum will have a pre-money enterprise value of US$250 million at closing, and is also looking to secure additional financing in an amount up to US$50 million from private placement of equity, debt or other alternative financing.

New York, NY — January 16, 2024 — Vision Sensing Acquisition Corp. (NASDAQ: VSACU, VSAC, VSACW) (the “Company” or “VSAC”), a special purpose acquisition company, announced today that it has entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Mediforum Co., Ltd (“Mediforum”), a prominent biotechnology company based in Korea, specializes in the research and development of ethical drugs, diagnostic reagents, and strategic application products, providing for a proposed business combination that, if consummated, will result in Mediforum becoming a publicly listed company. Subject to the terms and conditions set forth in the Merger Agreement, upon the closing of the transactions, the combined company will listed on NASDAQ under a new ticker symbol.

Mediforum, a leading biotechnology firm in Korea, stands as a global pioneer in biotechnology, dedicated to advancing biomedical sciences through innovative and ethical practices. Founded by accomplished researchers, the company’s mission revolves around improving the quality of life for those facing conditions such as Alzheimer’s disease (AD) and neuropathic pain. With a diverse portfolio ranging from anti-dementia medications to health functional foods, Mediforum is at the forefront of biomedical innovation. Notably, their flagship product, PM012, is currently undergoing Phase 2b clinical trials for Alzheimer’s disease (AD) with plans for subsequent Phase 3 trials in Korea and the U.S. Additionally, PM012 is exploring indication expansion for Parkinson’s disease (PD) and stroke, showcasing its potential in addressing broader neurological challenges. Actively addressing the non-narcotic therapies, Mediforum is also developing MF018, currently in Phase 2 clinical trials for Chemotherapy-Induced Peripheral Neuropathy (CIPN). Following the successful Phase 2 trials, Phase 3 clinical trials are planned in Korea and the U.S. for MF018. The evaluation for diabetic peripheral neuropathy (DPN) further positions MF018 as a versatile solution in neuropathic conditions. The company recently achieved a milestone by becoming the first Korean biotech entity to list on NASDAQ, solidifying its global industry leadership. Mediforum’s corporate culture, centered on technology, innovation, and leadership, underscores its commitment to transformative healthcare solutions.

Mediforum’s current management team is expected to continue running the combined company after the transaction.

“Mediforum is thrilled to announce the merger with VSAC and its debut on the NASDAQ. The company has made significant progress in the field of Alzheimer’s disease (AD) treatment development, and the recently released interim results from the Phase 2b clinical trial are reinforcing the company’s success in this area. The company’s Alzheimer’s disease (AD) treatment, fundamentally different from existing treatments, is a ground-breaking therapeutic agent that effectively treats dementia. If launched, it is expected to debut as a revolutionary treatment in the field of biomedicine.” said Chankyu Kim, Chairman of Mediforum.

George Sobek, Chief Executive Officer of VSAC added, “We are very excited about the business combination with Mediforum and the opportunity the transaction affords to our investors. Mediforum has built a unique pipeline of pharmaceutical formulations that have shown great promise in treatment for Alzheimer’s, Parkinson’s disease, stroke and Chemotherapy Induced Peripheral Neuropathy. We are pleased to participate in these important contributions toward treatment of these major conditions.”

“Facilitating and coordinating this collaboration among the parties was no small feat. Despite the challenges posed by experiential differences and diverse origins, our collective commitment and strategic vision have triumphed. I commend the dedicated efforts of all parties involved” said Jason Wong, Founder and CEO of Norwich Capital Limited

Transaction Terms

Under the terms of the Merger Agreement, a new company will be formed in British Virgin Islands (“PubCo”) for the purpose of participating in the transactions contemplated in the Merger Agreement and becoming the publicly traded holding company upon the closing of the business combination. Prior to the closing, (i) Mediforum will restructure and redomesticate (“Restructuring and Redomestication”) to the British Virgin Islands (the “BVI Company”); (ii) Merger Sub 1, a British Virgin Islands business company and wholly owned subsidiary of PubCo, will be formed for the purpose merging with and into the BVI Company (“Initial Merger”), the separate existence of Merger Sub 1 will cease and the BVI Company will be the surviving corporation of the Initial Merger; (iii) Merger Sub 2, a Delaware company and wholly owned subsidiary of PubCo, will be formed for the purpose merging with and into VSAC (“SPAC Merger”), the separate existence of Merger Sub 2 will cease and VSAC will be the surviving corporation of the SPAC Merger. Both the surviving corporations of Initial Merger and SPAC Merger will be direct wholly owned subsidiaries of PubCo.

The consideration for the transaction (the “Merger Consideration”) shall be $250,000,000. Upon the closing, the shareholders of the BVI Company will receive 25,000,000 Class A Ordinary Shares of PubCo, valued at $10.00 per share (“PubCo Shares”), as the Merger Consideration.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the transaction, a copy of which will be filed by VSAC with the SEC as an exhibit to a Current Report on Form 8-K. Other interested parties are urged to read the Merger Agreement in its entirety.

About Mediforum

Mediforum Co., Ltd is a leading Korean biotechnology company established in 2015, headquartered in Seoul, Korea and led by a management team that has a deep understanding of the biotech industry and a proven track record of success. Mediforum’s mission is to enhance the quality of life for those facing conditions like Alzheimer’s disease (AD) and neuropathic pain. With a diverse portfolio, including anti-dementia medications and health functional foods, our flagship product, PM012, is currently in Phase 2b trials for Alzheimer’s disease (AD), with plans for subsequent Phase 3 trials in Korea and the U.S. PM012 also explores indications for Parkinson’s disease (PD) and stroke. Addressing the non-narcotic therapies, MF018 is in Phase 2 for Chemotherapy-Induced Peripheral Neuropathy (CIPN), with Phase 3 trials planned. Its versatility extends to Diabetic Peripheral Neuropathy (DPN). As Mediforum anticipate its listing on NASDAQ, Mediforum is poised to become the first Korean biotech on this global platform, solidifying their commitment to technology, innovation, and transformative healthcare solutions. For more information, please visit: http://gmediforum.com/us.

Norwich Capital Limited and American General Business Association & SME Overseas IPO Capital Group are acting as the Lead Advisor and Co-Advisor for Mediforum, Loeb & Loeb LLP is acting as the US Legal Counsel to Mediforum and Next Law LLP is acting as the Korean Legal Counsel to Mediforum.

About Vision Sensing Acquisition Corp.

Vision Sensing Acquisition Corp. (“VSAC”) is a Special Purpose Acquisition Company (“SPAC”) that has been established to focus on the acquisition of a private technology company. For more information visit www.vision-sensing.com.

EF Hutton, division of Benchmark Investments, LLC, is serving as Capital Market Advisor to VSAC and ARC Group Limited is serving as Financial Advisor to VSAC.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of VSAC, Mediforum, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. VSAC’s and Mediforum’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, VSAC’s and Mediforum’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of VSAC or Mediforum and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against VSAC or Mediforum following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of VSAC or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Mediforum or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Form S-4 or Form F-4 filed by VSAC (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by VSAC and Mediforum. VSAC and Mediforum caution that the foregoing list of factors is not exclusive. VSAC and Mediforum caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither VSAC or Mediforum undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

Additional Information and Where to Find It

In connection with the proposed transaction, VSAC and Mediforum intend to cause a registration statement on Form F-4 or S-4 to be filed with the SEC, which will include a proxy statement to be distributed to VSAC’s stockholders in connection with VSAC’s solicitation for proxies for the vote by VSAC’s stockholders in connection with the proposed transaction and other matters as described in the registration statement, as well as a prospectus relating to Mediforum’s securities to be issued in connection with the proposed transaction. VSAC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with VSAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed transaction, because these documents will contain important information about VSAC, Mediforum, and the proposed transaction. After the registration statement is filed and declared effective, VSAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date to be established for voting on the proposed transaction. Stockholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the proposed transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

VSAC, Mediforum, and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from VSAC’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of VSAC’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the proposed transaction. You can find more information about VSAC’s directors and executive officers in VSAC’s final prospectus related to its initial public offering. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Stockholders, potential investors, and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of VSAC, Mediforum or the combined company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Important Information

Vision Sensing Acquisition Corp. (“VSAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of VSAC’s securities in respect of the proposed transaction described herein. Information about VSAC’s directors and executive officers and their ownership of VSAC’s securities is set forth in VSAC’s Annual Report on Form 10-K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Form S-4 or Form F-4 pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Contacts

For Vision Sensing Acquisition Corp.:

George Peter Sobek, Chairman and CEO

georgesobek@hotmail.co.uk

For Mediforum Co., Ltd:

Chankyu Kim, Chairman and Founder

kimchankyu@gmediforum.com

Jae Eon Jung, CEO

jejung@gmediforum.com

For Norwich Capital Limited, Lead Advisor for Mediforum:

Jason Wong, Chairman and CEO

enquiry@norwichhk.com

For American General Business Association & SME Overseas IPO Capital Group, Co-Advisor for Mediforum:

Bo Heng, Liu, Rong Long, Xu and Chan Youn, Park

henry@agba-group.com & agba@agba-smes.com

SOURCE: Vision Sensing Acquisition Corp. & Mediforum Co., Ltd.